UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WYNN RESORTS, LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 14, 2016

WYNN RESORTS, LIMITED

Meeting Information Meeting Type: For holders as of:

Date: Time: Location: Annual Meeting April 14, 2016 9:00 AM PDT February 18, 2016 The Encore Theater

at Wynn Las Vegas 3131 Las Vegas Boulevard South Las Vegas, Nevada 89109

See the reverse side of this notice to obtain proxy materials and voting instructions.

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 0000268839_1 R1.0.1.25

*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 14, 2016 WYNN RESORTS, LIMITED

Meeting Information Meeting Type: For holders as of: Date: Time: Location: Annual Meeting

April 14, 2016 9:00 AM PDT February 18, 2016 The Encore Theater

at Wynn Las Vegas 3131 Las Vegas Boulevard South Las Vegas, Nevada 89109 See the reverse side of this notice to obtain proxy materials and voting instructions.

You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

0000268839_1 R1.0.1.25

Voting items

The Board of Directors recommends that you

vote FOR the following: 1. Election of Directors Nominees

01 Dr. Ray R. Irani 02 Alvin V. Shoemaker 03 Stephen A. Wynn

The Board of Directors recommends you vote FOR the following proposal(s):

2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016.

The Board of Directors recommends you vote AGAINST the following proposal(s):

3. To vote on a stockholder proposal regarding a political contributions report, if properly presented at the

Annual Meeting. NOTE: To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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Voting Instructions 0000268839_4 R1.0.1.25